UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported):   February 25, 2013

CNS RESPONSE, INC.

(Exact name of Company as specified in its charter)

Delaware	001-35527	87-0419387
(State or other	(Commission File No.)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

85 Enterprise, Suite 410

Aliso Viejo, CA 92656

(Address of principal executive offices)

(714) 545-3288

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2013, the appointment of Richard W. Turner, Robert J. Follman, Andrew H. Sassine and Thomas T. Tierney to the Board of Directors of CNS Response, Inc. became effective.

The information required to be disclosed pursuant to Item 5.02 of Form 8-K is incorporated by reference herein to Item 1.01 of the Company’s current report on Form 8-K filed on December 14, 2012, Item 1.01 of the Company’s current report on Form 8-K filed on December 4, 2012, Item 2.03 of the Company’s current report on Form 8-K filed on August 24, 2012 and the section “Related Party Transactions - Certain Relationships and Related Transactions - Transactions with John Pappajohn” and “ - Transactions with SAIL Venture Partners LP” in Amendment No. 7 to the Company’s registration statement on Form S-1, filed on June 18, 2012.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS Response, Inc.

	By:	/s/ Paul Buck
March 1, 2013		Paul Buck
Chief Financial Officer